                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
--------------------------------------------------------------------------------

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                      PROJECT SOFTWARE & DEVELOPMENT, INC.
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement no.:

   3) Filing Party:

   4) Date Filed:
--------------------------------------------------------------------------------

                      PROJECT SOFTWARE & DEVELOPMENT, INC.

                      NOTICE OF SPECIAL MEETING IN LIEU OF
                         ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 28, 2001

     Notice is hereby given that a Special Meeting in Lieu of Annual Meeting of Stockholders of Project Software & Development, Inc. (the "Company") will be held at the offices of the Company, 100 Crosby Drive, Bedford, Massachusetts on Wednesday, February 28, 2001, beginning at 10:00 A.M., local time, for the following purposes:

     1.  To elect two Class II Directors, each for a three-year term;

     2. To approve an amendment to the Company's Articles of Organization changing the name of the Company to "MRO Software, Inc.";

     3. To approve an amendment to the Company's Amended and Restated 1999 Equity Incentive Plan to increase the number of shares issuable thereunder by an additional 2,300,000 shares;

     4. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers L.L.P. as the Company's independent public accountants for the current fiscal year; and

     5. To transact such further business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Thursday, January 18, 2001, as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, said Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, said Meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          Craig Newfield
                                          Clerk
Bedford, Massachusetts
January 29, 2001

                             YOUR VOTE IS IMPORTANT

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU
                          PLAN TO ATTEND THE MEETING.

                      PROJECT SOFTWARE & DEVELOPMENT, INC.
                                100 CROSBY DRIVE
                          BEDFORD, MASSACHUSETTS 01730
                                 (781) 280-2000

                                PROXY STATEMENT

           SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 28, 2001

     This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about January 29, 2001 in connection with the solicitation by the Board of Directors of Project Software & Development, Inc. (the "Company") of proxies to be used at a Special Meeting in Lieu of Annual Meeting of Stockholders of the Company, to be held on Wednesday, February 28, 2001, and at any and all adjournments thereof (the "Annual Meeting"). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders' directions. Stockholders are encouraged to vote on the matters to be considered. If no choice has been specified by a stockholder with respect to a proposal as to which the Board of Directors has made a recommendation, however, the shares covered by any executed proxy will be voted as indicated in this proxy statement. Any stockholder may revoke his proxy at any time before it has been exercised.

     The Board of Directors of the Company has fixed the close of business on Thursday, January 18, 2001, as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date,
there were issued and outstanding           shares of the Company's Common
Stock, $.01 par value (the "Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to cast one vote.

                         QUORUM AND TABULATION OF VOTES

     The By-Laws of the Company provide that the holders of a majority of shares of Common Stock issued and outstanding and entitled to vote thereat will constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. In general, votes withheld from any nominee for election as director, abstentions (if applicable) and broker "non-votes" (if applicable) are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The affirmative vote of a plurality of the shares of Common Stock properly cast at the Annual Meeting will be necessary to elect the Class II Directors (Proposal One). Votes "withheld" from director-nominees, and broker "non-votes" will not be included in calculating the number of votes cast for election of the Class II Directors. The affirmative vote of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will be necessary to approve the proposal to amend the Articles of Organization (Proposal Two). Therefore, abstentions and broker "non-votes" will have the same effect as a vote against this proposal. The affirmative vote of a majority of the shares of Common Stock properly cast at the Annual Meeting will be necessary to approve the proposed amendment to the Amended and Restated 1999 Equity Incentive Plan and to ratify the appointment of the Company's independent accountants (Proposals Three and Four). Abstentions and broker "non-votes" will not be included in calculating the number of votes cast on such Proposals.

     Votes will be tabulated by the Company's transfer agent, Boston Equiserve Limited Partnership. The vote on each matter submitted to stockholders will be tabulated separately.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The Company, as a Massachusetts corporation with a class of voting stock registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which elected in 1996 to be subject to relevant provisions of Massachusetts law, has a Board of Directors consisting of six directors, divided into three classes, as nearly equal in size as practicable, referred to as Class I, Class II and Class III.

     The terms of the Company's Class I Directors, Robert L. Daniels and John A. McMullen, will expire at the annual meeting to be held with respect to the Company's 2002 fiscal year. Mr. Daniels and Mr. McMullen were elected to the Board of Directors of the Company's Special Meeting in Lieu of Annual Meeting held on April 25, 2000. The terms of the Company's Class II Directors, Alan L. Stanzler and Stephen B. Sayre, will expire at the Annual Meeting to be held on February 23, 2001. Mr. Stanzler consented to be named as a nominee of Robert L. Daniels and Susan H. Daniels for election as a director of the Company at its Special Meeting in Lieu of Annual Meeting held on May 28, 1998 and was elected as a director at that meeting. The terms of the Company's Class III Directors, Norman E. Drapeau, Jr. and Richard P. Fishman, will expire at the annual meeting to be held with respect to the Company's 2001 fiscal year. Mr. Drapeau and Mr. Fishman were elected to the Board of Directors at the Company's Special Meeting in Lieu of Annual Meeting held on March 24, 1999. Mr. Sayre was elected to the Board of Directors by the members of the then existing Board to fill a vacancy on the Board. The Directors in each Class serve for a term of three years and until their successors are duly elected and qualified. As the term of one Class expires, a successor director or directors for that Class are elected at the annual meeting of stockholders for that year.

     The Board of Directors has recommended that Mr. Stanzler and Mr. Sayre each be nominated to an additional three year term. Mr. Stanzler and Mr. Sayre have each agreed to serve if elected, and the Company has no reason to believe that either of them will be unable to serve. In the event that Mr. Stanzler or Mr. Sayre is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for such other nominee as is then designated by the Board.

     Unless authority to do so has been limited in a proxy, it is the intention of the persons named as proxies to vote the shares represented by the proxy FOR the election of Mr. Stanzler and Mr. Sayre as Class II Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MR. STANZLER AND MR. SAYRE AS CLASS II DIRECTORS.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company are as follows:

NAME                                     AGE                          POSITION
----                                     ---                          --------
Norman E. Drapeau, Jr..................  40     President and Chief Executive Officer and
                                                Director -- Class III
Robert L. Daniels......................  58     Executive Chairman of the Board -- Class I
Peter J. Rice..........................  48     Executive Vice President, Chief Financial Officer
                                                and Treasurer
William J. Sawyer......................  55     Executive Vice President -- Operations
Ted D. Williams........................  52     Executive Vice President -- Worldwide Sales
John W. Young..........................  48     Executive Vice President -- Products and Technology
Craig Newfield.........................  41     Vice President & General Counsel
Richard P. Fishman(1)..................  54     Director -- Class III
John A. McMullen(1)....................  59     Director -- Class I
Stephen B. Sayre(2)....................  49     Director -- Class II
Alan L. Stanzler(2)....................  57     Director -- Class II

---------------
(1) Member of the Compensation Committee

(2) Member of the Audit Committee

     NORMAN E. DRAPEAU, JR. joined the Company in 1982 as an applications analyst. Since that time, he has held various positions with the Company, including, from 1984 to 1987, that of Manager of Customer Support and from 1989 through 1991, that of Director, Product Marketing. In 1991, Mr. Drapeau was appointed Vice President, Corporate Marketing, in 1992 was appointed Vice President -- Americas and in July 1996 was appointed Executive Vice
President -- Worldwide Sales and Marketing, serving in that capacity until January 1998. In January 1998, Mr. Drapeau was appointed Executive Vice President and Chief Operating Officer and was also elected a director of the Company. In May 1998, Mr. Drapeau was elected President and Chief Executive Officer.

     ROBERT L. DANIELS founded the Company in 1968 and has been a director since that time. Mr. Daniels served as Chairman of the Board and Chief Executive Officer from 1968 to 1996 and as President from 1968 to 1995. Mr. Daniels resigned as Chairman of the Board in August 1996 and as an employee of the Company in December 1996. Mr. Daniels acted as an executive consultant to the Company from that time until August 1997. In May 1998, Mr. Daniels rejoined the Company and was elected Executive Chairman of the Board.

     PETER J. RICE joined the Company in 2000 as Executive Vice President of Finance and Administration, Chief Financial Officer, and Treasurer. From 1998 to 2000, Mr. Rice was Vice President of Finance and Administration, Chief Financial Officer, and Treasurer of Interleaf, a developer of e-publishing and e-content software products. Interleaf was sold to Broadvision, Inc. in 2000. From 1995 to 1998, Mr. Rice was Vice President, Chief Financial Officer and Treasurer for Media 100, Inc. From 1990 to 1995, Mr. Rice was Vice President, Corporate Controller and Chief Accounting Officer of M/A Com, Inc. Prior there to, Mr. Rice held senior financial management positions at Apollo Computer and Atex, Inc.

     WILLIAM J. SAWYER joined the Company in 1978 as an applications consultant and served in various sales and services positions from 1978 to 1984. Mr. Sawyer was a Vice President of the Company from 1984 to 1990 and Executive Vice President from 1990 until November 1997. In November 1997, Mr. Sawyer left the Company and joined Peritus Software Services, Inc., a software application company, as Vice President, Operations. Mr. Sawyer rejoined the Company in October 1998 as Executive Vice President of Operations.

     TED D. WILLIAMS originally joined the Company in 1984 and served as Director, MAXIMO until 1988. From 1988 to 1993, Mr. Williams was President and Chief Operating Officer of Comac Systems Corporation, a software application company. In 1993, Mr. Williams rejoined the Company as Director, Eastern Regional Sales. He was appointed Vice President -- North American Sales in 1996 and Vice
President -- Worldwide Sales in January 1998. In October, 1998, Mr. Williams was appointed Executive Vice President -- Worldwide Sales.

     JOHN W. YOUNG originally joined the Company in 1985 and served until 1988 as MAXIMO Product Manager. From 1988 to 1992, Mr. Young was Vice President of Sales of Comac Systems Corporation, a software application company. In 1992 he rejoined the Company as Director of MAXIMO Product Design, was appointed Vice President -- Research and Development of the Company in 1995 and was appointed Executive Vice President -- Products and Technology of the Company in 1998.

     CRAIG NEWFIELD joined the Company as Vice President, General Counsel and Clerk in September 2000. From October 1997 through August 2000 Mr. Newfield was Vice President, General Counsel and Clerk of Interleaf, Inc., a developer of e-publishing and e-content software products. Interleaf was sold to Broadvision, Inc. in 2000. From April 1996 through September 1997, Mr. Newfield was General Counsel and Secretary of OneWave, Inc., a start-up internet software product and services vendor, since re-named as Primix Solutions. From February 1993 to April 1996, Mr. Newfield served as in-house counsel for Marcam Corporation, a business application (ERP) software products and services vendor.

     RICHARD P. FISHMAN was elected as a director in March 1999. Mr. Fishman is currently Executive Vice President at MacAndrews & Forbes Group, Inc., where he is responsible for venture capital investing. From 1995 through 1998, Mr. Fishman served as Managing Director of GeoPartners Research, Inc., a strategy and management consulting firm, where he headed the firm's venture capital activities. From 1995 to 1997, Mr. Fishman was also Of Counsel at the law firm of Akin, Gump, Strauss, Hauer & Feld L.L.P. Mr. Fishman served as President and Chief Executive Officer of Thinking Machines Corporation from 1993 to 1994 and was a partner at the law firm of Milbank, Tweed, Hadley & McCloy from 1987 until 1993.

     JOHN A. MCMULLEN was elected as a director in April 2000. Mr. McMullen is the Managing Principal of Cambridge Meridian Group, Inc. a strategy-consulting firm that serves Fortune 500 and technology-based companies with which he has been employed since 1985. Mr. McMullen taught business strategy at Harvard Law School from the mid 1980's to 1990 and, as one of the original members of CMGI's Board of Directors, served on that Board from 1988 through 1999. He currently serves on the Board of Ezenia!, Inc., a Nasdaq listed company, in a term that began in 2000. In addition, he serves, or has served, on the Boards of twelve other private, chiefly technology-oriented companies. From 1993 to 1997 he was an informal advisor to Senator Bill Bradley (NJ). In 1998 he ran for the United States Senate from Vermont.

     STEPHEN B. SAYRE was elected as a director in September 1998. Mr. Sayre is currently the Vice President of Marketing for Idiom, Inc. From 1994 to 2000, he was the Senior Vice President of Marketing at Lotus Development Corporation, a subsidiary of IBM Corporation. Prior to joining Lotus in 1994, Mr. Sayre was President of Boston Treasury Systems and has held other senior executive level positions with Cullinet Software and Easel Corporation.

     ALAN L. STANZLER was elected as a director in May 1998. Mr. Stanzler served as a director of the Company from 1992 to 1994, and as Clerk of the Company from 1990 to 1996. Mr. Stanzler is a member of the law firm of Maselan Jones & Stanzler, P.C. From 1995 to 1998, Mr. Stanzler was a member of the law firm of Davis, Malm & D'Agostine, P.C. and from 1978 to 1995 he was a partner in the law firm of Finnegan & Stanzler, P.C.

     All directors hold office until the expiration of their respective terms as described above and until their respective successors are duly elected and qualified. Executive officers of the Company are appointed by and serve at the discretion of the Board of Directors.

COMMITTEES AND MEETINGS OF THE BOARD

     During the fiscal year ended September 30, 2000 ("fiscal 2000"), the Board met nine times. No incumbent director attended fewer than 75% of the total number of meetings held by the Board and Committees of the Board on which he served.

     The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee or other committee performing similar function. The Audit Committee (currently composed of Messrs. Sayre and Stanzler) reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent auditors. The Audit Committee met four times during fiscal 2000. The Compensation Committee (currently composed of Messrs. Fishman and McMullen) has general responsibility for the Company's executive compensation policies and practices, including making specific recommendations to the Board concerning compensation for the Company's executive officers and administering the Company's Amended and Restated 1999 Equity Incentive Plan (the "1999 Equity Incentive Plan"), 1994 Incentive and Nonqualified Stock Option Plan (the "1994 Stock Option Plan") and 1994 Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Compensation Committee met two times during fiscal 2000.

REPORT OF THE AUDIT COMMITTEE

     The Board of Directors has appointed an Audit Committee consisting of two directors. Both members of the Audit Committee are "independent" of the Company and management, as that term is defined in the Nasdaq listing standards.

     The primary purposes of the Audit Committee are (i) to make such examinations as are necessary to monitor the Company's financial reporting and its internal and external audits and the Company's process for compliance with laws and regulations, (ii) to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, (iii) to propose to the Board of Directors improvements in internal accounting controls, (iv) to propose independent auditors to the Board of Directors and (v) to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention. Management has the primary responsibility for the Company's financial statements and the reporting process, including the systems of internal controls. The Company's independent auditors are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     In fulfilling its oversight responsibilities, the Audit Committee discussed with PricewaterhouseCoopers L.L.P. ("PwC"), the Company's independent auditors for fiscal 2000, the overall scope and plans for PwC's audit of the Company's financial statements for fiscal 2000. The Audit Committee met with PwC, with and without management present, to discuss the results of PwC's examinations, PwC's evaluations of the Company, its internal controls, and the overall quality of the Company's financial reporting.

     The Audit Committee reviewed the Company's audited financial statements with management and PwC. The Audit Committee discussed with PwC the matters required to be discussed by Statement of Auditing Standards No. 61, including a discussion of PwC's judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from PwC the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed these documents with PwC, as well as other matters related to PwC's independence from management and the Company.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended September 30, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have recommended, subject to stockholder approval, the selection of the company's independent auditors for fiscal 2001. See Proposal Four for detailed information.

     The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement.

                                          The Audit Committee

                                          Stephen B. Sayre
                                          Alan L. Stanzler

                REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

DIRECTORS' COMPENSATION

     Members of the Board of Directors who are not employees of the Company or one of the Company's subsidiaries ("Non-Employee Directors") receive a quarterly fee of $2,500. Non-Employee Directors also receive fees of $1,000 for each meeting of the Board of Directors and $750 for each meeting of a committee of the Board which they attend, provided that no fee is paid with respect to a committee meeting if the committee meeting is held on the same date as a Board meeting. Non-Employee Directors receive $500 for participating in a telephonic Board or committee meeting. Non-Employee Directors are reimbursed for out-of-pocket expenses incurred in the performance of their duties as directors of the Company. Directors who are employees of the Company are not paid any separate fees for serving as directors.

     Pursuant to the 1999 Equity Incentive Plan, each Non-Employee Director elected or appointed to the Board at the time of an annual meeting of stockholders or special meeting in lieu thereof, upon first joining the Board, is automatically granted an option to purchase 27,000 shares of Common Stock (each an "Initial Option"). Each Non-Employee Director is eligible to receive an additional option to purchase 27,000 shares of Common Stock (each an "Additional Option") as follows: (i) each Class II and Class III Non-Employee Director in office on the date of the special meeting in lieu of annual meeting of stockholders held with respect to the Company's 1999 fiscal year, which was held on April 25, 2000, was automatically granted an Additional Option and (ii) upon the Final Vesting Date, as defined below, of any Initial Option or Additional Option held by a Non-Employee Director whose term in office will continue after such Final Vesting Date, or who has been nominated by the Board of Directors for election to a term that will continue after such date, such Non-Employee Director is automatically granted an Additional Option.

     In lieu of a grant of an Initial Option as described above, in the event that a Non-Employee Director is first elected or appointed to the Board at any time other than at an annual meeting of stockholders or special meeting in lieu thereof, such Non-Employee Director upon first being so elected or appointed is automatically granted an option for a number of shares of Common Stock equal to the sum of (i) 18,000 plus (ii) 9,000 multiplied by N/365 where "N" is the number of days remaining between the date of such election or appointment of such Non-Employee Director and the first anniversary of the date of the Company's most recent annual meeting of stockholders or special meeting in lieu thereof (the "Prorated Shares").

     Each Initial Option and each Additional Option has an exercise price equal to the fair market value of the Common Stock on the date of grant (determined in accordance with the terms of the 1999 Equity Incentive Plan). All Initial Options granted to Non-Employee Directors elected or appointed to the Board at the time of an annual meeting of stockholders or special meeting in lieu thereof, and all Additional Options, vest in three equal installments immediately before each of the first three annual meetings of stockholders or special meetings in lieu thereof following the date of grant of such option, provided in each case that at such time the Non-Employee Director is then in office as a director. With respect to an Initial Option granted to a Non-Employee Director who is elected or appointed to the Board at any time other than at an annual meeting of stockholders or special meeting in lieu thereof, the option vests as to the Prorated Shares immediately before the first annual meeting of stockholders or special meeting in lieu thereof following the date of grant of such Initial Option and as to the remaining 18,000 shares in two equal installments immediately before each of the second and third annual meetings of stockholders or special meetings in lieu thereof following the date of grant of such Initial Option, provided in each case that at such time the Non-Employee Director is then in office as a director. The date on which the last such installment of any option vests is herein referred to as its "Final Vesting Date." All such options expire on the date which is five years from the date of grant.

     Options granted to Non-Employee Directors are subject to acceleration of vesting in certain circumstances (see Proposal Three for detailed information).

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth certain information concerning the compensation earned by the Company's Chief Executive Officer and the four other most highly paid executive officers of the Company (collectively, the "named executive officers") for services rendered in all capacities to the Company during fiscal 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                                               ------------
                                                                                  AWARDS
                                                                                SECURITIES
                                        ANNUAL COMPENSATION                     UNDERLYING     ALL OTHER
                              FISCAL   ---------------------    OTHER ANNUAL     OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR    SALARY($)    BONUS($)    COMPENSATION      (#)(1)         ($)(2)
---------------------------   ------   ---------    --------    ------------   ------------   ------------
Norman E. Drapeau, Jr. .....   2000    $317,500     $137,495(3)         --       200,000         $2,400
  President and Chief          1999    $295,000     $375,414(4)         --       200,000         $2,500
  Executive Officer            1998    $224,375           --      $ 30,241(5)     60,000         $2,375
Robert L. Daniels...........   2000    $317,500     $137,495(3)         --            --             --
  Executive Chairman of the    1999    $295,000     $375,414(4)         --            --             --
  Board                        1998    $110,625           --            --            --             --
John W. Young...............   2000    $197,500     $ 67,690(3)         --        60,000         $2,400
  Executive Vice-President     1999    $185,000     $ 88,166(4)         --        90,000         $2,500
  Products and Technology      1998    $160,000           --            --        40,000         $2,375
William J. Sawyer...........   2000    $196,672     $ 67,690(3)                   55,000         $2,400
  Executive Vice President
  of Operations                1999    $172,591     $ 88,166(4)   $ 30,000(7)     90,000         $2,500
                               1998    $ 18,750(6)        --      $  6,154(8)         --             --
Ted D. Williams.............   2000    $192,502     $ 67,926(3)                   55,000         $2,400
  Executive Vice President     1999    $168,750           --      $174,983(9)     70,000         $2,500
  Worldwide Sales              1998    $135,000           --      $ 71,180(9)     20,000         $2,375

---------------
(1) Represents shares of Common Stock issuable upon exercise of stock options granted under the Company's 1994 Stock Option Plan or under the 1999 Equity Incentive Plan. All share numbers in this Proxy Statement have been adjusted to reflect the Company's two-for-one stock split effected by means of a stock dividend on December 15, 1999.

(2) The amounts reported represent contributions made by the Company pursuant to the Company's 401(k) Plan and Trust for fiscal 2000 and for the fiscal years ended September 30, 1999 and 1998 ("fiscal 1999" and "fiscal 1998," respectively).

(3) Represents bonuses paid under the Company's 2000 Executive Bonus Plan.

(4) Represents bonuses paid under the Company's 1999 Executive Bonus Plan.

(5) Represents commissions paid under Mr. Drapeau's individual incentive compensation plan as Executive Vice President Worldwide Sales designed to reward him for achievement of quarterly and annual revenue and contribution targets.

(6) Mr. Sawyer left the Company in November 1997 and returned in October 1998.

(7) Represents a bonus paid when Mr. Sawyer was rehired.

(8) Represents payment for unused vacation time in connection with Mr. Sawyer's departure from the Company.

(9) Represents commissions paid under Mr. Williams's individual incentive compensation plan as Vice President Worldwide Sales designed to reward him for achievement of quarterly and annual revenue and contribution targets

     Option Grants in Last Fiscal Year. The following table sets forth certain information regarding stock options granted during fiscal 2000 by the Company to the named executive officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                             PERCENT OF
                                               TOTAL                                 POTENTIAL REALIZABLE
                                NUMBER OF     OPTIONS                                  VALUE AT ASSUMED
                                SECURITIES   GRANTED TO                              ANNUAL RATE OF STOCK
                                UNDERLYING   EMPLOYEES                              PRICE APPRECIATION FOR
                                 OPTIONS     IN FISCAL    EXERCISE                      OPTION TERM(4)
                                 GRANTED        YEAR        PRICE     EXPIRATION   ------------------------
NAME                              (#)(1)       (%)(2)     ($/SH)(3)      DATE        5%($)        10%($)
----                            ----------   ----------   ---------   ----------   ----------   -----------
Norman E. Drapeau, Jr. .......    80,000        4.6%      $ 59.125     01/11/10    $2,974,400   $ 7,536,800
                                  30,000        1.7%      $ 29.375     04/13/10    $  554,400   $ 1,404,300
                                  90,000        5.2%      $24.0625     06/05/10    $6,501,825   $11,634,525
Robert L. Daniels.............        --         --             --           --            --            --
Jack W. Young.................    30,000        1.7%      $ 59.125     01/11/10    $1,115,400   $ 2,826,300
                                  30,000        1.7%      $24.0625     06/05/10    $2,167,275   $ 3,878,175
William J. Sawyer.............    25,000        1.4%      $ 59.125     01/11/10    $  929,500   $ 2,355,250
                                  30,000        1.7%      $24.0625     06/05/10    $2,167,275   $ 3,878,175
Ted D. Williams...............    25,000        1.4%      $ 59.125     01/11/10    $  929,500   $ 2,355,250
                                  30,000        1.7%      $24.0625     06/05/10    $2,167,275   $ 3,878,175

---------------
(1) Represents shares of Common Stock issuable upon exercise of incentive stock options granted under the Company's 1999 Equity Incentive Plan.

(2) The Company granted to employees options for the purchase of an aggregate of 1,733,750 shares of Common Stock in fiscal 2000 pursuant to the 1999 Equity Incentive Plan.

(3) All options were granted at exercise prices not less than the fair market value of the Common Stock on the date of grant.

(4) Potential realizable value means the value of the shares of Common Stock underlying the option, at the specified assumed annual rates of stock price appreciation, compounded over the option term (10 years). Actual gains, if any, realized on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the values reflected in this table will be realized.

(5) All such options expire ten years after the date of grant, and first become exercisable as to 25% of the shares covered on the first anniversary of the date of grant and as to a further 25% annually thereafter, subject to acceleration in certain circumstances.

     Option Exercises and Fiscal Year-End Values. The following table sets forth certain information concerning stock options exercised during fiscal 2000 and stock options held as of September 30, 2000 by each of the named executive officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                           SHARES                         NUMBER OF UNEXERCISED               VALUE OF UNEXERCISED
                          ACQUIRED       VALUE                 OPTIONS AT                     IN-THE-MONEY OPTIONS
                             ON         REALIZED             FISCAL YEAR-END                AT FISCAL YEAR END($)(2)
                         -----------   ----------   ---------------------------------   ---------------------------------
NAME                     EXERCISE(#)     ($)(1)     EXERCISABLE(#)   UNEXERCISABLE(#)   EXERCISABLE($)   UNEXERCISABLE($)
----                     -----------   ----------   --------------   ----------------   --------------   ----------------
Norman E. Drapeau,
  Jr...................    20,000      $1,167,873      224,498           315,000          $1,223,647         $687,593
Robert L. Daniels......        --              --           --                --                  --               --
John W. Young..........    33,000      $1,180,263       79,998           115,000          $  380,000         $317,898
William J. Sawyer......    15,000      $  780,687       30,000           110,190          $  172,035         $316,487
Ted D. Williams........    26,644      $  974,172       33,356            95,000          $  191,792         $240,005

---------------
(1) Value is based on the last sale price of the Common Stock on the exercise date, as reported by the Nasdaq Stock Market, or the price at which shares acquired upon exercise of the option were actually sold (in the event of a concurrent exercise and sale), less the applicable option exercise price.

(2) Value is based on the last sale price of the Common Stock on September 29, 2000, as reported by the Nasdaq Stock Market ($15.547 per share), less the applicable option exercise price. These values have not been and may never be realized. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of the sale of the shares.

     Stock Option Repricings. The following table sets forth all stock option repricings during fiscal 2000 and during the Company's last ten (10) fiscal years relating to the executive officers listed in the Summary Compensation Table.

                           TEN YEAR OPTION REPRICINGS

                                                                                                            LENGTH OF
                                       NUMBER OF     NUMBER OF                                              ORIGINAL
                                       SECURITIES    SECURITIES                                              OPTION
                                       UNDERLYING    UNDERLYING     EXERCISE        MARKET                    TERM
                                        OPTIONS       OPTIONS       PRICE AT       PRICE AT       NEW       REMAINING
                           DATE OF      PRIOR TO       AFTER        TIME OF        TIME OF      EXERCISE   AT DATE OF
NAME                      REPRICING   REPRICING(1)   REPRICING    REPRICING($)   REPRICING($)   PRICE($)    REPRICING
----                      ---------   ------------   ----------   ------------   ------------   --------   -----------
Norman E. Drapeau,
  Jr. ..................   7/31/97       15,846         7,922        16.50         10.5625      10.5625      8/14/06
  President and Chief      7/31/97       84,154        42,076        16.50         10.5625      10.5625      8/14/06
  Executive Officer
William J. Sawyer.......        --           --            --           --              --           --           --
  Executive Vice-
  President-Operations
John W. Young...........   7/31/97       19,446         9,722        16.50         10.5625      10.5625      8/14/06
  Executive
     Vice-President,       7/31/97       20,554        10,276        16.50         10.5625      10.5625      8/14/06
  Products and
     Technology
Robert L. Daniels.......        --           --            --           --              --           --           --
  Executive Chairman of
  the Board and Former
  Chief Executive
  Officer and President
Ted D. Williams.........   7/31/97       20,000        10,000        16.50         10.5625      10.5625      8/14/06
  Executive Vice
  President-Worldwide
  Sales

---------------
(1) All share numbers in this Proxy Statement have been adjusted to reflect the Company's two-for-one stock split effected by means of a stock dividend on December 15, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Alan L. Stanzler and Stephen B. Sayre served on the Compensation Committee during fiscal 2000. Neither Mr. Stanzler nor Mr. Sayre, nor any executive officer of the Company, has any relationship requiring disclosure by the Company pursuant to item 402(j) of Regulation S-K promulgated by the SEC.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee established by the Board of Directors is composed of two non-employee directors of the Company, currently Mr. Fishman and Mr. McMullen. The Compensation Committee has general responsibility for the Company's executive compensation policies and practices, including making specific recommendations to the Board concerning compensation for the Company's executive officers. The following report is made by Messrs. Fishman andMcMullen, as the members of the Compensation Committee during fiscal 2000, and summarizes the Company's executive officer compensation policies for fiscal 2000.

  Compensation Objectives

     The Company's executive compensation programs are generally designed to relate a substantial part of executive compensation to improvements in the Company's financial performance and corresponding increases in stockholder value. Decisions concerning executive compensation are guided by the following underlying principles:

     - to establish incentives that will link executive officer compensation to the Company's financial performance and will motivate executives to attain the Company's quarterly and annual financial targets; and

     - to provide a total compensation package which is competitive within the software industry and will assist the Company in attracting and retaining executives who will contribute to the long term financial success of the Company.

     The Securities and Exchange Commission requires that this Report comment upon the Compensation Committee's policy with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the Company's tax deduction with regard to compensation in excess of $1 million paid to the chief executive officer and the four most highly compensated officers (other than the chief executive officer) at the end of any fiscal year unless the compensation qualifies as "performance-based compensation." The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to cause compensation to be deductible by the Company while simultaneously providing executive officers of the Company with appropriate rewards for their performance.

EXECUTIVE COMPENSATION PROGRAMS

     The Company's compensation package normally consists of three principal components: (1) salary; (2) cash bonuses tied to quarterly and annual revenue, earnings, stock price and personal performance; and (3) where appropriate to provide longer-term incentive to executive officers, stock options. The Company's executive officers are also eligible to participate in other employee benefit plans, including health and life insurance plans, a 401(k) retirement plan and a stock purchase plan, on substantially the same terms as other employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under these Company plans.

     The Company's executive officer compensation policy emphasizes bonuses and stock options which align the interests of management with the stockholders' interest in the financial performance of the Company for fiscal quarters, the fiscal year and the longer term. Consistent with this approach, in fiscal 2000 a substantial part of potential cash compensation for all executives was tied to the Company's performance. In setting salaries, primary consideration was given to the executive officers' salaries for the previous fiscal year, with adjustments for certain officers in light of promotions within the Company, industry conditions, individual contributions and the improved financial performance of the Company.

     In fiscal 2000, the Company maintained an Executive Bonus Plan (the "2000 Executive Bonus Plan") intended by the Compensation Committee to align the interests of its participants with those of the stockholders and provide additional incentive to executives to enhance Company performance. The participants in the 2000 Executive Bonus Plan were Messrs. Drapeau, Daniels, Young, Sawyer, Williams and Rice. Paul D. Birch, the Company's former Executive Vice President, Chief Financial Officer and Treasurer, also participated in the 2000 Executive Bonus Plan until his resignation as an officer on February 29, 2000. Under the 2000 Executive Bonus Plan a participant's bonus was determined as follows:

     - 60% of the bonus was based on the Company's quarterly revenue and earnings-per-share ("EPS") performance;

     - 20% of the bonus was based on appreciation of the price of the Company's Common Stock; and

     - 20% of the bonus was based on achievement of certain individual performance goals established by the Company's Chief Executive Officer.

     During fiscal 2000, the Company met its revenue targets for three of the four quarters, and met its profitability goals for two of the four quarters. The Company's Common Stock appreciated in value during the first two quarters, and fell during the last two quarters. As a result, the Company paid $504,000 in bonuses to its executive officers under the 2000 Executive Bonus Plan in fiscal 2000.

     In fiscal 2000, stock options were a component of the Company's approach to compensation for its executive officers. Options under the Company's Amended and Restated 1999 Equity Incentive Plan were granted to Messrs. Drapeau, Birch, Sawyer, Williams, Young, Rice and Newfield in order to provide them additional long term incentives to act on behalf of the Company. See "Option Grants in Last Fiscal Year". In determining the size of stock option grants to executive officers, the Compensation Committee emphasized the seniority, responsibilities and performance of the executive and the number of options previously granted to the executive officers. The Compensation Committee believes that stock options with future vesting dates provide a significant incentive to executive officers to continue their employment with the Company and create long term value for its stockholders.

  Chief Executive Officer Compensation

     Consistent with the overall executive officer compensation policy, the Company's approach to the Chief Executive Officer's compensation package in fiscal 2000 was to be competitive with other high growth companies in the software industry and to tie a large percentage of the Chief Executive Officer's total compensation package to Company performance. The Compensation Committee believes that this approach provides additional incentive to the Chief Executive Officer to achieve the Company's performance goals and enhance stockholder value.

     Salary for the Company's Chief Executive Officer was designed to give him assurance of a base level of compensation commensurate with his position and duration of employment with the Company and competitive with salaries for officers holding comparable positions in the software industry. Mr. Drapeau was Chief Executive Officer of the Company during fiscal 2000.

                                          The Compensation Committee

                                          Richard P. Fishman
                                          John A. McMullen

PERFORMANCE GRAPH

     The following Performance Graph compares the performance of the Company's cumulative stockholder return with that of a broad market index, the Nasdaq Stock Market Index for U.S. Companies and a published industry index, the Nasdaq Computer & Data Processing Index. The cumulative stockholder returns for shares of the Company's Common Stock and for the market and industry indexes are calculated through September 29, 2000 (the last trading day of fiscal 2000), assuming $100 was invested on September 29, 1995 (the last trading day preceding the Company's 1996 fiscal year). The Company paid no cash dividends during the periods shown. The performance of the market and industry indexes is shown on a total return (dividends reinvested) basis.

                                                   PROJECT SOFTWARE &             NASDAQ STOCK              NASDAQ COMPUTER &
                                                    DEVELOPMENT, INC.             MARKET (U.S.)              DATA PROCESSING
                                                   ------------------             -------------             -----------------
Sept 95                                                  100.00                      100.00                      100.00
Sept 96                                                  162.50                      118.68                      124.02
Sept 97                                                   87.98                      162.92                      167.84
Sept 98                                                   50.48                      165.50                      217.53
Sept 99                                                  205.77                      270.38                      369.34
Sept 00                                                  119.59                      358.96                      464.32

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of January 10, 2001 by (i) each person known by the Company to own beneficially more than five percent of the Common Stock as of such date, (ii) each director of the Company, (iii) each named executive officer, (iv) each expected nominee as a director of the Company and (v) all executive officers and directors of the Company as a group:

                                                              SHARES BENEFICIALLY
                                                                    OWNED(1)
                                                              --------------------
NAME                                                           NUMBER      PERCENT
----                                                          ---------    -------
Robert L. Daniels(2)(3).....................................  4,821,620     17.9%
  100 Crosby Drive
  Bedford, MA 01730
Kopp Investment Advisors, Inc.(4)...........................  2,151,400      8.9%
  6600 France Avenue South
  Edina, MN 55435
Susan H. Daniels(2)(3)(5)...................................  1,311,758      5.6%
  100 Crosby Drive
  Bedford, MA 01730
Fidelity Management & Research Company(6)...................  1,457,100      6.2%
  82 Devonshire Street
  Boston, MA 02109
Norman E. Drapeau, Jr.(7)...................................    244,498      1.1%
John W. Young(7)............................................     87,498        *
Ted D. Williams(8)..........................................     42,147        *
William J. Sawyer(9)........................................     40,677        *
Alan L. Stanzler(10)........................................     55,500        *
Stephen B. Sayre(7).........................................     29,000        *
Richard P. Fishman(11)......................................     37,100        *
John A. McMullen(12)........................................      9,500        *
All directors and executive officers as a group (11
  persons)(2)(3)(7)(8)(9)(10)(11)(12).......................  5,379,040     20.4%

---------------
  *  Less than one percent.

 (1) The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

 (2) Excludes 160,400 shares held in three trusts for the benefit of Mr. Daniels' children and 4,400 shares held by Mr. Daniels as custodian for the benefit of a minor child. Each of Robert L. Daniels and Susan H. Daniels disclaims beneficial ownership of these shares.

 (3) Includes shares held by Robert L. Daniels as sole Trustee of the 1996 Daniels Voting Trust (the "Voting Trust"). Of the 2,112,516 shares subject to the Voting Trust, 1,056,258 are owned beneficially by Mr. Daniels and 1,056,258 are owned beneficially by Susan H. Daniels. Mr. Daniels, as Trustee, has sole voting power with respect to the shares subject to the Voting Trust. Mr. Daniels also owns 2,709,104 shares free of the Voting Trust, and Susan Daniels also owns 255,500 shares free of the Voting Trust. The Voting Trust will terminate upon the written agreement of the parties or the fifth anniversary of the creation of the Voting Trust, whichever comes first. Each of Mr. Daniels and Susan Daniels disclaims beneficial ownership of the shares beneficially owned by the other. Robert and Susan Daniels are divorced.

 (4) This information is as of September 30, 2000 and is based upon a report on
     Schedule 13F filed by Kopp Investment Advisors, Inc. with the Securities and Exchange Commission .

 (5) Excludes 10,400 shares held by Susan H. Daniels as Trustee of the Susan Daniels Family Charitable Foundation. Susan H. Daniels disclaims ownership of these shares.

 (6) This information is as of September 30, 2000 and is based upon a report on
     Schedule 13F filed by FMR Corporation with the Securities and Exchange Commission.

 (7) Represents shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

 (8) Includes 39,606 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

 (9) Includes 36,250 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(10) Includes 42,000 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(11) Includes 24,000 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(12) Includes 9,000 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

CHANGE-IN-CONTROL ARRANGEMENTS

     Under a policy adopted by the Company's Board of Directors, each of the Company's executive officers will receive a payment equal to (i) such officer's base salary for the current year plus (ii) one times the average of the officer's bonuses for the three most recent years in the event that such officer is terminated or terminates his employment for Good Reason in connection with a change-in-control. Good Reason for termination by an executive of his employment will exist if (i) within two years after the change-in-control the Company, or any successor entity then employing the executive, materially diminishes the responsibilities and authority of the executive or materially reduces the rate of compensation of the executive (including by way of determining the eligibility of such executive to earn bonus or incentive compensation), in either case compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such change-in-control and (ii) within 30 days following such diminution or reduction the executive resigns from his employment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Norman E. Drapeau, Jr., the Company's President and Chief Executive Officer, received an interest free loan from the Company during fiscal 1999 in the amount of $150,000, which was the largest aggregate amount of indebtedness owed by Mr. Drapeau to the Company during fiscal 1999. The loan was intended as an advance against Mr. Drapeau's future bonuses. The loan was repaid in full in November 2000.

                                  PROPOSAL TWO

              AMENDMENT TO THE COMPANY'S ARTICLES OF ORGANIZATION

     The Company's Articles of Organization currently provides that the Company's name is "Project Software & Development, Inc." After considering a variety of factors, including the Company's corporate identity which is focused on maintenance and repair and the importance of leveraging the brand recognition of the Company's solutions that manage asset and resource productivity across the entire industrial supply chain, the Board of Directors has determined that it is in the best interests of the Company to amend the Articles of Organization to change the Company's name to "MRO Software, Inc."

     In connection with the proposed name change, the Company intends to adopt "MROI" as its trading symbol on the Nasdaq National Market. If Proposal Two is approved by stockholders, both the name change and the symbol change will become effective as soon as practicable after the Annual Meeting.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF ORGANIZATION TO CHANGE THE NAME OF THE COMPANY TO "MRO SOFTWARE, INC."

                                 PROPOSAL THREE

              APPROVAL OF AMENDMENT TO 1999 EQUITY INCENTIVE PLAN

SUMMARY OF THE 1999 EQUITY INCENTIVE PLAN

     The Board of Directors adopted the 1999 Equity Incentive Plan and the stockholders approved it in March 1999. An amendment and restatement of the 1999 Equity Incentive Plan was adopted by the Board of Directors in March 2000 and approved by the Company's stockholders in April 2000. On November 15, 2000 the Board of Directors approved amendments to the 1999 Equity Incentive Plan to increase the number of shares of Common Stock issuable thereunder. Stockholder approval of the amendments to the 1999 Equity Incentive Plan is required under the Code and under Nasdaq rules. The affirmative vote of a majority of the shares of Common Stock properly cast at the Annual Meeting will be necessary to approve the amendments to the 1999 Equity Incentive Plan. Set forth below is a summary description of the 1999 Equity Incentive Plan, which includes a summary of the amendments to the 1999 Equity Incentive Plan adopted in November, 2000.

     General Information; Number of Shares Issuable. The 1999 Equity Incentive Plan authorizes the grant of (i) options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options"), as defined in Section 422 of the Code, (ii) options that do not so qualify ("Nonstatutory Stock Options", and together with Incentive Options, "Options"), (iii) stock bonuses, the terms and conditions of which are determined by the Committee (as defined below), (iv) rights to purchase restricted stock, the terms and conditions of which are determined by the Committee (v) rights to receive cash payments based on or measured by appreciation in the market price of the Common Stock ("Stock Appreciation Rights") and (vi) other awards based upon the Company's Common Stock on such terms and conditions as the Committee may determine (together with Incentive Options, Nonstatutory Stock Options, stock bonuses, restricted stock and Stock Appreciation Rights, "Stock Awards"). Prior to the January 2001 amendments, up to 1,850,000 shares of Common Stock (subject to adjustment upon certain changes in the capitalization of the Company) were issuable in total pursuant to Stock Awards granted under the 1999 Equity Incentive Plan.

     The last sales price of the Common Stock on January 10, 2001, as reported by Nasdaq, was $12.4375. Accordingly, the market value of the 4,150,000 shares available for issuance under the amended 1999 Equity Incentive Plan as of January 10, 2001 was $51,615,625.

     Amendment to be Approved. The Board of Directors voted on November 15, 2000 to increase the number of shares of Common Stock that may be issued under the 1999 Equity Incentive Plan by an additional 2,300,000 shares, subject to approval of the Company's stockholders. If this amendment is approved by stockholders, the total number of shares authorized for issuance under the 1999 Equity Incentive Plan would be increased to 4,150,000 shares.

     Administration of the 1999 Equity Incentive Plan. The 1999 Equity Incentive Plan is administered by a committee (the "Committee") of the Board of Directors consisting of at least two (2) members who qualify as "Non-Employee Directors" within the meaning of Section 16b-3 under the Exchange Act and as "outside directors" under Section 162(m) of the Code. Currently the Company's Compensation Committee is acting as the Committee. The Committee selects the individuals to whom Stock Awards are granted and determines the terms of each Stock Award, subject to the provisions of the 1999 Equity Incentive Plan. Stock Awards may be granted under the 1999 Equity Incentive Plan to officers, directors, employees and consultants. As of January 10, 2001, four Directors (excluding Messrs. Drapeau and Daniels, who are also employees of the Company) and seven executive officers and approximately 1,032 non-officer employees were eligible to participate in the 1999 Equity Incentive Plan.

     Incentive Options and Nonstatutory Stock Options. Awards of Options under the 1999 Equity Incentive Plan may be made until March 4, 2009. No Incentive Options may extend for more than ten years from the date of grant (five years in the case of an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary ("greater-than-ten-percent-stockholders")). The exercise price of Incentive Options granted under the 1999 Equity Incentive Plan must be at least equal to the fair market value of the Common Stock on the date of grant (110% of fair market value in the case of a greater-than-ten-percent-stockholder). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options which first become exercisable by an employee or officer in any calendar year may not exceed one hundred thousand dollars ($100,000). Incentive Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee's lifetime, only by the optionee.

     The exercise price for Nonstatutory Stock Options will be set by the Committee at the time of grant. A Nonstatutory Stock Option will be transferable to the extent permitted under the option agreement governing such Nonstatutory Stock Option. No Nonstatutory Stock Options may extend for more than ten years from the date of grant.

     Options held by employees generally expire (i) three months after termination of the optionee's employment with the Company for any reason other than death or disability or (ii) one year following the optionee's termination of employment with the Company by reason of death or disability. In all other cases, the Committee has the discretion to establish the expiration date. Payment of the exercise price of the shares subject to the Option may be made
(i) in cash at the time the Option is exercised or (ii) at the discretion of the Committee, either at the time of grant or exercise of the Option (a) by delivery to the Company of shares of Common Stock of the Company, (b) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred or
(c) in any other form of legal consideration that may be acceptable to the Committee on terms determined by the Committee.

     At the discretion of the Committee, Options may include a so-called "reload" feature pursuant to which an optionee exercising an Option by the delivery of a number of shares of Common Stock would automatically be granted an additional Option (with an exercise price equal to the fair market value of the Common Stock on the date the additional Option is granted, with the same expiration date as the original option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original Option.

     Options for Non-Employee Directors. Under the 1999 Equity Incentive Plan, each Non-Employee Director elected or appointed to the Board at the time of an annual meeting of stockholders or special meeting in lieu thereof, upon first joining the Board, is automatically granted an option to purchase 27,000 shares of Common Stock (each an "Initial Option"). Each Non-Employee Director is eligible to receive an additional option to purchase 27,000 shares of Common Stock (each an "Additional Option") as follows: (i) each Class II and Class III Non-Employee Director in office on the date of the annual meeting held with respect to the Company's 1999 fiscal year was automatically granted an Additional Option and (ii) upon the Final Vesting Date, as defined below, of any Initial Option or Additional Option held by a Non-Employee Director whose term in office will continue after such Final Vesting Date, or who has been nominated by the Board of Directors for election to a term that will continue after such date, such Non-Employee Director is automatically granted an Additional Option.

     In lieu of a grant of an Initial Option as described above, in the event that a Non-Employee Director is first elected or appointed to the Board at any time other than at an annual meeting of stockholders or special meeting in lieu thereof, such Non-Employee Director upon first being so elected or appointed is automatically granted an option for a number of shares of Common Stock equal to the sum of (i) 18,000 plus (ii) 9,000 multiplied by N/365 where "N" is the number of days remaining between the date of such election or appointment of such Non-Employee Director and the first anniversary of the date of the Company's most recent annual meeting of stockholders or special meeting in lieu thereof (the "Prorated Shares").

     Each Initial Option and each Additional Option has an exercise price equal to the fair market value of the Common Stock on the date of grant (determined in accordance with the terms of the 1999 Equity Incentive Plan). All Initial Options granted to Non-Employee Directors elected or appointed to the Board at the time of an annual meeting of stockholders or special meeting in lieu thereof, and all Additional Options, vest in three equal installments immediately before each of the first three annual meetings of stockholders or special meetings in lieu thereof following the date of grant of such option, provided in each case that at such time the Non-Employee Director is then in office as a director. With respect to an Initial Option granted to a Non-Employee Director who is elected or appointed to the Board at any time other than at an annual meeting of stockholders or special meeting in lieu thereof, the option vests as to the Prorated Shares immediately before the first annual meeting of stockholders or special meeting in lieu thereof following the date of grant of such Initial Option and as to the remaining 18,000 shares in two equal installments immediately before each of the second and third annual meetings of stockholders or special meetings in lieu thereof following the date of grant of such Initial Option, provided in each case that at such time the Non-Employee Director is then in office as a director. The date on which the last such installment of any option vests is herein referred to as its "Final Vesting Date." All options granted to Non-Employee Directors expire on the date which is five years from the date of grant.

     Stock Bonuses. Each Stock Bonus will be in such form and will contain such terms and conditions as the Committee shall deem appropriate. A Stock Bonus may, in the discretion of the Committee, be granted in consideration for past services actually rendered to the Company for its benefit. Except as otherwise provided elsewhere in the 1999 Equity Incentive Plan, no rights under a Stock Bonus agreement shall be assignable by any participant under the 1999 Equity Incentive Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person.

     Restricted Stock. Employees and consultants may be granted the right to purchase restricted stock from the Company under the 1999 Equity Incentive Plan. Any restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The purchase price under each restricted stock purchase agreement shall be such amount as the Committee shall determine and designate in such agreement. Except as otherwise provided in the 1999 Equity Incentive Plan, no rights under a restricted stock purchase agreement shall be assignable by any participant under the 1999 Equity Incentive Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The purchase price of stock acquired pursuant to a restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion on terms determined by the Committee. Shares of Common Stock sold or awarded under the 1999 Equity Incentive Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

     Stock Appreciation Rights. Each Stock Appreciation Right shall entitle the holder to a distribution based on the appreciation in the fair market value per share of a designated amount of the Company's Common Stock. Three types of Stock Appreciation Rights are authorized for issuance under the Plan:

          Tandem Stock Appreciation Rights. Tandem Rights may be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of Common Stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (A) the fair market value (on the date of Option surrender) of vested shares of Common Stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares. Tandem Rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall generally be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they must satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code.

          Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Common Stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to such portion as shall be determined by the Board or the Committee at the time of grant of the excess of (A) the aggregate fair market value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (B) the aggregate exercise price paid for those shares. Concurrent Rights may be tied to any or all of the shares of Common Stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the 1999 Equity Incentive Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular option grant to which it pertains.

          Independent Stock Appreciation Rights. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of
     (A) the aggregate fair market value (at date of exercise) of a number of shares of Common Stock equal to the number of vested share equivalents exercised at such time over (B) the aggregate fair market value of such number of shares of Common Stock at the date of grant. Independent Rights will generally be subject to the same terms and conditions applicable to Nonstatutory Stock Options. They will be denominated in share equivalents.

     Change In Control. The 1999 Equity Incentive Plan provides for accelerated vesting in the event the Company undergoes a Change in Control (as defined below). Upon and following the occurrence of a Change of Control, the time for exercise of each unvested installment of any then outstanding Option or Stock Appreciation Right will be accelerated, so that:

          (i) immediately upon such Change of Control, if the holder is then an employee or consultant of the Company twenty-five percent (25%) of any such unvested installment shall be exercisable;

          (ii) on the date that is nine months after such Change in Control, if the holder is then an employee or consultant of the Company one-third
     (33 1/3%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of the 1999 Equity Incentive Plan's change in control provisions shall become exercisable;

          (iii) on the date that is eighteen months after such Change in Control, if the holder is then an employee or consultant of the Company fifty percent (50%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or the 1999 Equity Incentive Plan's change in control provisions shall become exercisable; and

          (iv) on the second anniversary of such Change in Control, if the holder is then an employee or consultant of the Company any remaining installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or the 1999 Equity Incentive Plan's change in control provisions shall become exercisable.

     The foregoing clauses (i) through (iv) provide for vesting that is in addition to, and not in lieu of, the vesting schedule originally provided in any Option or Stock Appreciation Right outstanding at the time of a Change in Control, and, except to the extent accelerated by such clauses, each such Option or Stock Appreciation Right shall continue to vest in accordance with its original terms.

     Upon the occurrence of a Change of Control, the restrictions and conditions contained in any Stock Bonus or restricted stock purchase agreement under the 1999 Equity Incentive Plan shall automatically be appropriately modified so that under its terms additional shares of Common Stock vest in a manner essentially equivalent to the additional vesting described above for Options and Stock Appreciation Rights. The determination of the Committee as to such modifications will be final, binding and conclusive.

     If the Company is merged with or into or consolidated with another corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the 1999 Equity Incentive Plan, then in such event either:

          (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding Option will be entitled, upon exercise of such Option, to receive, in lieu of the shares of Common Stock as to which such Option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or common stock) to which such holder would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or disposition if, immediately prior to such event, such holder had been the holder of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised; or

          (ii) the Committee may accelerate the time for exercise of some or all unexercised and unexpired Options or Stock Appreciation Rights so that from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee such accelerated Options or Stock Appreciation Rights shall be exercisable in full.

     If, within two years following a Change in Control, the employment of any optionee who immediately prior to such Change in Control was employed by the Company as an officer within the meaning of Section 16 of the Exchange Act (each such optionee being hereafter referred to as a "Designated Executive") is terminated by the Company other than for cause, or is terminated by the Designated Executive for Good Reason (as defined below), then in such event all unvested Options Stock Appreciation Rights, Stock Bonuses and other Stock Awards held by such Designated Executive at the date of such termination shall thereupon immediately become exercisable in full. "Good Reason" for termination by a Designated Executive of his employment will be deemed to have existed only if (i) within two years after a Change in Control, the Company, or any successor entity then employing the Designated Executive, materially diminishes the responsibilities and authority of the Designated Executive or materially reduces the rate of compensation of the Designated Executive (including by way of a change in the method of determining the eligibility of such Designated Executive to earn bonus or incentive compensation), in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Designated Executive resigns from his employment by the Company or such successor entity.

     If, within two years following a Change in Control, a Non-Employee Director is terminated or resigns from the Board of Directors for Good Reason, then in such event all unvested Options held by such Non-Employee Director at the date of such resignation shall thereupon immediately become exercisable in full. For purposes of this paragraph, "Good Reason" for resignation by a Non-Employee Director shall be deemed to have existed only if (i) within two years after a Change in Control, the Company, or any successor entity, shall materially diminish the responsibilities and authority of the Non-Employee Director or shall materially reduce the rate of compensation of the Non-Employee Director, in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Non-Employee Director shall resign from his position as a Director.

     Under the 1999 Equity Incentive Plan, "Change in Control" means the occurrence of any one of the following events:

          (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the

     Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

          (b) persons who constitute the Company's Board immediately prior to any tender offer, proxy contest, consent solicitation, business combination, merger or similar transaction cease to constitute at least a majority of the Board as a result of such tender offer, proxy contest, merger or similar transaction; or

          (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     Authority to Amend the 1999 Equity Incentive Plan. The Board may amend the 1999 Equity Incentive Plan at any time, provided that no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the 1999 Equity Incentive Plan to satisfy the requirements of Section 422 of the Code, Section 16b-3 of the Securities Act of 1933, as amended, and the listing or eligibility for quotation requirements of the Nasdaq or any similar organization or of any national securities exchange upon which shares of the Company's Common Stock are listed or eligible for trading. The Board of Directors may terminate or suspend the 1999 Equity Incentive Plan at any time. Unless sooner terminated, the 1999 Equity Incentive Plan shall terminate on March 4, 2009.

     Options Granted to Date Under the 1999 Equity Incentive Plan. Norman E. Drapeau, Jr., the Company's President and Chief Executive Officer, has received options to purchase 200,000 shares under the 1999 Equity Incentive Plan. Robert
L. Daniels, the Executive Chairman of the Board and former Chief Executive Officer and President, has not received any options under the 1999 Equity Incentive Plan. John W. Young, the Company's Executive Vice-President Products and Technology, has received options to purchase 60,000 shares under the 1999 Equity Incentive Plan. William J. Sawyer, the Company's Executive Vice President of Operations, has received options to purchase 55,000 shares under the 1999 Equity Incentive Plan. Ted D. Williams, the Company's Executive Vice President Worldwide Sales, has received options to purchase 55,000 shares under the 1999 Equity Incentive Plan. All current executive officers of the Company as a group have received options to purchase 522,000 shares under the 1999 Equity Incentive Plan. The current Directors who are not also executive officers have received options to purchase 159,000 shares under the 1999 Equity Incentive Plan. Employees of the Company who are not executive officers have received options to purchase 1,070,500 shares under the 1999 Equity Incentive Plan. At January 1, 2001, 1,751,500 shares were subject to outstanding options granted under the 1999 Equity Incentive Plan, 6,000 shares had been purchased upon exercises of options granted thereunder and 92,500 shares remained available for future grants. As of January 1, 2001, option prices and expiration dates for outstanding options granted under the 1999 Equity Incentive Plan ranged from $10.875 to $85.00 per share and from March 23, 2009 to December 16, 2010, respectively.

NEW PLAN BENEFITS

     The Company is unable to determine the dollar value and number of options which will be received by or allocated to (i) any of the executive officers,
(ii) the current executive officers, as a group, (iii) the current directors who are not executive officers, as a group, (iv) each nominee for election as a director and (v) the employees who are not executive officers, as a group, as a result of the adoption of the amendments to the 1999 Equity Incentive Plan because, except for the non-discretionary formula grants to Non-Employee Directors described above, options are granted by the Committee on a discretionary basis.

     Federal Income Tax Information with Respect to the 1999 Equity Incentive Plan. The grantee of a Nonstatutory Stock Option ordinarily recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a Nonstatutory Stock Option, the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. Subject to certain limitations, the Corporation may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a Nonstatutory Stock Option.

     The grantee of an Incentive Stock Option recognizes no income for federal income tax purposes on the grant thereof. Except as described below with respect to the alternative minimum tax, there is no tax upon exercise of an Incentive Option. If no disposition of shares acquired upon exercise of the Incentive Stock Option is made by the option holder within two years from the date of the grant of the Incentive Stock Option or within one year after exercise of the Incentive Option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the Incentive Stock Option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year). The excess of the fair market value of the underlying shares over the option price at the time of exercise of an Incentive Stock Option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the regular tax liability in a later year; however, the alternative minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year. In connection with the sale of the shares covered by Incentive Options, the Corporation is allowed a deduction for tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an Incentive Stock Option within two years after the date of the granting of the Incentive Stock Option or one year after the exercise of the Incentive Option), subject to certain limitations on the deductibility of compensation paid to executives.

     Full Text of the 1999 Equity Incentive Plan. The full text of the 1999 Equity Incentive Plan, as amended, is printed as Appendix B, beginning on page B-1.

     Unless authority to do so has been limited in a proxy, it is the intention of the persons named as proxies to vote the shares represented by the proxy FOR the approval of the amendments to the 1999 Equity Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENTS TO THE 1999 EQUITY INCENTIVE PLAN.

                                 PROPOSAL FOUR

                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     Although Massachusetts law does not require that the selection by the Board of Directors of the Company's accountants be approved each year by the stockholders, the Board believes it is appropriate to submit its selection to the stockholders for their approval and to abide by the result of the stockholders' vote. The Board of Directors recommends that the stockholders ratify the appointment of PwC as independent accountants to audit the financial statements of the Company for the fiscal year ending September 30, 2001.

     Representatives of PwC will be present at the Annual Meeting, will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 1999 and Forms 5 and amendments thereto furnished to the Company with respect to fiscal 1999, or written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% stockholders were fulfilled in a timely manner, except that Mr. Rice was late in filing one Form 3 and Mr. Fishman. reported one transaction on a late Form 4 and reported four other transactions that were reportable on Form 4s on a Form 5. After investigating these matters, the Company has concluded that any omissions were inadvertent, and that none of the transactions gave rise to liability under
Section 16(b) of the Exchange Act for recapture of short-swing profits.

                                  SOLICITATION

     No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the proxy materials related to the 2002 Annual Meeting of Stockholders or Special Meeting in lieu thereof must be received by the Company at its Executive Offices no later than September 29, 2001 or, if the date of such meeting is more than 30 calendar days before or after February 23, 2001, a reasonable time before the solicitation of proxies by the Company with respect to such meeting is made.

     In addition, the Company's By-Laws provide that a stockholder must give written notice to the Company of any business to be conducted at any meeting of stockholders in accordance with the procedural requirements fully set forth in
Article III of the Company's By-Laws. In the case of a regularly scheduled annual meeting, such notice must be given not less than sixty days prior to the scheduled annual meeting describing any proposal to be brought before such meeting, even if such item is not to be included in the Company's proxy statement relating to such meeting. To bring an item of business before the 2002 Annual Meeting, a stockholder must deliver the requisite notice of such item to the Company no later than December 15, 2001.

                                 MISCELLANEOUS

     The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which properly may be presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                             AVAILABLE INFORMATION

     Stockholders of record on January 18, 2001 will receive a Proxy Statement and the Company's Annual Report to Stockholders, which contains detailed financial information concerning the Company. The Annual Report is not incorporated herein and is not deemed a part hereof.

APPENDIX A: Charter of the Audit Committee

APPENDIX B: Amended and Restated 1999 Equity Incentive Plan

                                                                      APPENDIX A

                        CHARTER FOR THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                      PROJECT SOFTWARE & DEVELOPMENT, INC.

PURPOSE:

     The purpose of the Audit Committee (the "Committee") established pursuant to this Charter is to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Project Software & Development, Inc. and its subsidiaries (the "Company"), to provide to the Board of Directors (the "Board") of the Company the results of its examinations and recommendations derived therefrom, to propose to the Board improvements made or to be made in internal accounting controls, to propose independent auditors to the Board and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

     In addition, the Committee shall have the authority to undertake the specific duties and responsibilities listed below and the authority to undertake such other specific duties as the Board from time to time may prescribe.

MEMBERSHIP:

     The Committee shall consist of at least three (3) members of the Board who shall meet the requirements of Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The members of the Committee shall be appointed by, and shall serve at the discretion of, the Board.

RESPONSIBILITIES:

     The Committee shall have the following duties and responsibilities:

          1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls, policies and procedures and approving policies relating to internal controls and protection of assets;

          2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function to the extent that the size and operations of the Company warrant this function;

          3. Prior to the annual independent audit, reviewing with the independent auditors and management the auditors' proposed audit scope and approach and the areas of audit emphasis;

          4. Conducting a post-audit review of the audited financial statements and discussing such statements with management and the independent auditors; conducting a post-audit review of the audit findings (including any significant suggestions for improvements provided to management by the independent auditors), the form and content of the Company's financial statements and disclosures and the required communications from the independent auditors under generally accepted auditing standards and any applicable Securities and Exchange Commission ("SEC") regulations; discussing with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, relating to the conduct of the year-end audit;

          5. Reviewing and recommending to the Board the selection and retention of independent auditors and reviewing and approving the compensation of the independent auditors;

          6. Ensuring the Committee's receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

          7. Preparing the report required by the rules of the SEC to be included in the Company's annual proxy statement, commencing with the proxy statement for the 2001 Annual Meeting;

          8. Reviewing with management and the independent auditors the Company's Quarterly Reports on Form 10-Q before they are filed with the SEC;

          9. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

          10. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments, and approving such policies;

          11. Instituting, if necessary, special investigations and, if appropriate, hiring special counsel or experts to assist;

          12. Reviewing related party transactions for potential conflicts of interest and making recommendations to the Board with respect thereto;

          13. Providing a forum for the independent auditors to meet in closed session with the Committee;

          14. Reviewing with senior management and the independent auditors the Company's accounting and financial personnel;

          15. Receiving and reviewing the response of the management of the Company to any management letter or report from the independent auditors;

          16. Reviewing any dispute between management and the independent auditors and recommending action to the Board; and

          17.  Performing other oversight functions as requested by the full
     Board.

     In addition to the above responsibilities, the Committee shall undertake such other duties as the Board delegates to it, or as may be required by law, the Company's Articles of Organization or its By-Laws, and shall report to the Board regarding the Committee's examinations and recommendations, as the Committee deems appropriate.

MEETINGS:

     It is anticipated that the Committee will meet at least four times each year. The Committee may establish its own schedule. Each meeting shall include an executive session that will allow the Committee to maintain free and open communications with the Company's independent auditors.

     The Committee shall meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Committee shall meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditors' examination and management report.

     The Committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action of the Committee by vote at any such meeting or by unanimous written consent of the members thereof. Unless and until any such procedures are formally adopted by the Committee, the procedures with respect to calling, noticing and holding meetings of the Committee and conducting business of the Committee shall be the same as those provided in the By-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board.

REPORTS AND RECOMMENDATIONS:

     The Committee may present its reports or recommendations to the Board in written or oral form. The Committee's recommendations shall be incorporated as a part of the minutes of the Board meeting at which those recommendations are presented.

MINUTES:

     The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

ACCOUNTABILITY OF OUTSIDE AUDITOR:

     The Company's outside auditor is ultimately accountable to the Board and the Audit Committee as representatives of shareholders. The Board shall have the authority and responsibility, with the advice and recommendation of the Committee, to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

OTHER:

     The Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Committee:

          1. at the Company's expense and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions; and

          2. to request, and to rely upon, advice, orally or in writing, from the Chief Executive Officer and the Chief Financial Officer of the Company and from any representative of the independent auditors to the Company participating in such independent auditors' engagement by the Company, concerning aspects of the operation or financial condition of the Company relevant to the functions of the Committee.

     The officers of the Company are requested to cooperate with the Committee and to render assistance to it as it shall request in carrying out its functions.

ANNUAL REVIEW:

     The Committee will review and reassess the adequacy of this Charter on at least an annual basis and will report to the Board the results of such review and reassessment.

                                                                      APPENDIX B

                      PROJECT SOFTWARE & DEVELOPMENT, INC.
                AMENDED AND RESTATED 1999 EQUITY INCENTIVE PLAN

1.  INTRODUCTION: PURPOSES

     (a) This Amended and Restated 1999 Equity Incentive Plan (the "1999 Plan" or "the Plan") amends and restates the 1999 Equity Incentive Plan of Project Software & Development, Inc. (the "Company") adopted on March 24, 1999. Options granted under the 1994 Incentive and Nonqualified Stock Option Plan shall continue to be governed by the terms of the 1994 Incentive and Nonqualified Stock Option Plan, as amended to date.

     (b) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Bonuses, (iv) rights to purchase Restricted Stock, (v) Stock Appreciation Rights, and (vi) other awards based upon the Company's Common Stock on such terms and conditions as the Board of Directors of the Company (the "Board") may determine.

     (c) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c) hereof, be either (i) Options granted pursuant to Sections 6 and 7 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) Stock Bonuses or rights to purchase restricted stock granted pursuant to Section 8 hereof, (iii) Stock Appreciation Rights granted pursuant to Section 9 hereof or
(iv) other stock based awards granted pursuant to Section 10 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and shall be in such form as required pursuant to Sections 6 and 7 hereof, and a separate certificate will be issued for shares purchased upon exercise of each type of Option.

2.  DEFINITIONS AND RULES OF INTERPRETATION

(a) Definitions.

     For the purposes of the Plan, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

          (i) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

          (ii) "Board" means the Board of Directors of the Company.

          (iii) "Change in Control" means the occurrence of any one of the following events:

             (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

             (b) persons who constitute the Company's Board immediately prior to any tender offer, proxy contest, consent solicitation, business combination, merger or similar transaction cease to constitute at least a majority of the Board as a result of such tender offer, proxy contest, merger or similar transaction; or

             (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

             (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (iv) "Change in Stock" means any change in the Company Common Stock subject to the Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, stock split, spin-off, split-up, spin-out, dividend in property other than cash, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company); provided however, that the conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company."

          (v) "Code" means the Internal Revenue Code of 1986, as amended.

          (vi) "Committee" means the Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

          (vii) "Company" means Project Software & Development, Inc. a corporation organized under the laws of Massachusetts.

          (viii) "Company Common Stock" means the common stock of the Company, par value $.01 per share

          (ix) "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 9(b)(ii) hereof.

          (x) "Consultant" means any person, including an advisor, engaged by the Company, or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include a Director acting solely in his capacity as such.

          (xi) "Continuous Status as an Employee or Consultant" means the employment or relationship as Consultant is not interrupted or terminated by the Company or any Affiliate. The Committee, in its sole discretion, may determine whether Continuous Status as an Employee, or Consultant shall be considered interrupted in the case of any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (xii) "Director" means a member of the Board.

          (xiii) "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (xiv) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (xv) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (xvi) "Fair Market Value" means, the closing sales price as of the date of grant for Company Common Stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market or any similar organization or if Company Common Stock is listed on any national securities exchange, as quoted on such national securities exchange, as applicable, as reported in the Wall Street Journal or other source as the Board deems reliable, and if Company Common Stock is not traded on the Nasdaq National Market or any similar organization or on any national securities exchange, the value as determined in good faith by the Committee, based on the information available to it.

          (xvii) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (xviii) "Independent Stock Appreciation Right" or "Independent Right" means a right granted under subsection 9(b)(iii) hereof.

          (xix) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K (or any successor regulation of similar import) promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K (or any successor regulation of similar import), and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K (or any successor regulation of similar import); or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3 of the Exchange Act.

          (xx) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (xxi) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (xxii) "Option" means a stock option granted pursuant to the Plan.

          (xxiii) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

          (xxiv) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

          (xxv) "Outside Director" means for any given date of grant a Director who either (i) is not then a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation from the Company or such affiliated corporation for prior services (other than benefits under a tax qualified pension plan) during the then current taxable year, was not an officer of the Company or an "affiliated corporation" at any time (other than as its Clerk or Assistant Clerk), and is not then currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, and (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

          (xxvi) "Plan" or "1999 Plan" mean this 1999 Equity Incentive Plan.

          (xxvii) "Plan Year" means the calendar year.

          (xxiii) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

          (xxix) "Securities Act" means the Securities Act of 1933, as amended.

          (xxx) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 9 hereof.

          (xxxi) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

          (xxxii) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

          (xxxiii) "Stock Bonus" means any stock bonus of the type which may be granted under Section 8 hereof.

          (xxxiv) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted under subsection 9(b)(i) hereof.

     The foregoing terms are not the exclusive definitions as used in the Plan and reference is made to other capitalized terms defined in the context of their first use herein.

(b) Rules of Interpretation.

     (i) The headings and subheadings used herein or in any Option or other instrument evidencing a Stock Award are solely for convenience of reference and shall not constitute a part of the Plan or such document or affect the meaning, construction or effect of any provision thereof.

     (ii) All definitions set forth herein shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender and visa versa, as the context may require.

     (iii) References to "including" means including without limiting the generality of any description preceding such term.

     (iv) Unless otherwise expressly stipulated, any reference in the Plan to any statute, act, regulation or specific provision thereof shall also extend to any amendment, restatement or other modification to such statute, act, regulation or specific provision thereof or any successor statute, act, regulation or provision of similar import.

     (v) Unless otherwise expressly provided, any reference in the Plan to any specific provision of any statute or act shall include any regulations promulgated thereunder from time to time and interpretations thereof as may be applicable to the Plan.

3.  ADMINISTRATION

     (a) Administration of the Plan shall be delegated to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Non-Employee Directors and Outside Directors. The Committee shall have, in connection with the administration of the Plan, the powers set forth in the Plan, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revisit in the Board the administration of the Plan. The Board shall have the authority to correct any defect, omission or inconsistency in the Plan and to amend the Plan as provided in Section 16. The Board shall have the authority to appoint the Committee and to fill any vacancy created on the Committee by reason of the death, resignation or removal of any member thereof by appointing an eligible successor. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act and to eligible persons with respect to whom the Company does not wish to comply with Section 162(m) of the Code.

     (b) The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an

     Incentive Stock Option, a Nonstatutory Stock Option, a Stock Bonus, a right to purchase restricted stock, a Stock Appreciation Right, another stock-based award or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

          (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Stock Award Agreement fully effective.

          (iii) To amend any Stock Award.

          (iv) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and which are not in conflict with the provisions of the Plan.

4.  SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 15 hereof relating to adjustments upon Changes in Stock, the number of shares of stock that may be issued pursuant to Stock Awards under the Plan shall be equal to 4,150,000 shares of Company Common Stock (which reflects the stock split effected by means of a stock dividend on December 15, 1999). If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the Company Common Stock not purchased shall again become available for issuance under the Plan. Notwithstanding the foregoing, shares of Company Common Stock subject to Stock Appreciation Rights exercised in accordance with Section 8 hereof shall not be available for subsequent issuance under the Plan.

     (b) The Company Common Stock subject to the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. Subject to Section 4(a) hereof, no more than two hundred thousand (200,000) shares of Company Common Stock may be subject to Stock Bonus or restricted stock purchase.

5.  ELIGIBILITY.

     (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Other Stock Awards may be granted to Employees, Directors or Consultants, provided, however, that Stock Awards may be granted to Non-Employee Directors only as provided in Section 7(a).

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) Company Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Company Common Stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) No person shall be eligible to be granted Stock Awards covering more than two hundred thousand (200,000) shares of Company Common Stock in any Plan Year.

6.  OPTION PROVISIONS.

     Each Option Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option

Agreement or otherwise) the substance of each of the following provisions except as otherwise specifically provided elsewhere in the Plan:

          (a) Term.  No Option shall be exercisable after the expiration of ten
     (10) years from the date it was granted.

          (b) Price. Subject to subsection 5(b) hereof, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Company Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be set by the Committee at the time each Option is granted.

          (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised, or
     (ii) at the discretion of the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other Common Stock of the Company owned by the Optionee for a period of at least six months, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d) hereof, or
     (C) in any other form of legal consideration that may be acceptable to the Committee on terms determined by the Committee.

          In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

          (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferable to the extent specified in the Option Agreement, in which case the Option may be transferred upon such terms and conditions as are set forth in the Option Agreement, as the Committee shall determine in its sole discretion, including (without limitation) pursuant to a "domestic relations order" within the meaning of such rules, regulations or interpretation of the Securities and Exchange Commission as are applicable for purposes of Section 16 of the Exchange Act, or to family members, or to trusts or other entities maintained for the benefit of family members. Notwithstanding the foregoing, the person to whom an Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

          (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

          (f) Termination of Employment or Relationship as A Consultant. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date three (3) months after termination of the Optionee's Continuous Status as an

     Employee or Consultant (or such longer (but only in the case of a Nonstatutory Stock Option) or shorter period of time specified in the Option Agreement), or (ii) the expiration of the Option's term, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          (g) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period of time as specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          (h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the Option upon the Optionee's death pursuant to subsection 6(d) hereof, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          (i) Early Exercise. The Option Agreement may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. If such a provision is included in an Option Agreement, the Option Agreement shall also contain provisions establishing a vesting schedule for the purchased shares and a right of the Company to repurchase any unvested shares or, as a condition to the exercise of the relevant Option, requiring the Optionee to enter into an agreement with the Company establishing such vesting and such rights.

          (j) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any required minimum federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

          (k) Re-Load Options. Without in any way limiting the authority of the Committee to make or not to make grants of Options hereunder, the Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Company Common Stock in accordance with the Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option, (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Company Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(c) hereof), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Company Common Stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five
     (5) years.

     Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Committee may designate at the time of the grant of the original Option, provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 13(d) hereof and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) hereof and shall be subject to such other terms and conditions as the Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of the Options.

7.  OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

     (a) Each Non-Employee Director elected or appointed to the Board at the time of an annual meeting of stockholders or special meeting in lieu thereof, including Non-Employee Directors elected to the Board at the meeting of the Company's stockholders at which this amended and restated Plan is approved (the "Approval Meeting"), upon first being so elected or appointed, shall automatically be granted a Nonstatutory Stock Option to purchase 27,000 shares of Company Common Stock.

     (b) Notwithstanding the preceding section 7(a), in the event that a Non-Employee Director is first elected or appointed to the Board at any time other than at an annual meeting of stockholders or special meeting in lieu thereof, such Non-Employee Director upon first being so elected or appointed shall automatically be granted a Nonstatutory Stock Option for a number of shares of Company Common Stock equal to the sum of (i) 18,000 plus (ii) 9,000 multiplied by N/365 where "N" is the number of days remaining between the date of such election or appointment of such Non-Employee Director and the first anniversary of the date of the Company's most recent annual meeting of stockholders or special meeting in lieu thereof. The shares purchasable pursuant to Section 7(b)(ii) above are referred to as the "Prorated Shares". Each option granted under Section 7(a) or Section 7(b) is referred to herein as an "Initial Option".

     (c) Each Non-Employee Director shall be eligible to receive an additional Nonstatutory Stock Option to purchase 27,000 shares of Company Common Stock (each an "Additional Option") as follows: (i) each Class II and Class III Non-Employee Director in office on the date of the Approval Meeting shall automatically be granted an Additional Option and (ii) upon the Final Vesting Date, as defined below, of any Initial Option or Additional Option held by a Non-Employee Director whose term in office will continue after such Final Vesting Date, or who has been nominated by the Board of Directors for election to a term that will continue after such date, such Non-Employee Director shall automatically be granted an Additional Option.

     (d) Each Initial Option and each Additional Option shall have an exercise price equal to the Fair Market Value of the Common Stock on the date of grant. All Options granted under this Section 7 shall vest in three equal installments immediately before each of the first three annual meetings of stockholders or special meetings in lieu thereof following the date of grant of such Initial Option or Additional Option, as the case may be, provided in each case that at such time the Non-Employee Director is then in office as a director. Notwithstanding the preceding sentence, with respect to an Initial Option granted under Section 7(b) the option shall vest as to the Prorated Shares immediately before the first annual meeting of stockholders or special meeting in lieu thereof following the date of grant of such Initial Option and as to the remaining 18,000 shares in two equal installments immediately before each of the second and third annual meetings of stockholders or special meetings in lieu thereof following the date of grant of such Initial Option, provided that in each case at such time the Non-Employee Director is then in office as a director. The date on which the last such installment of any option granted under this Section 7 vests is herein referred to as its "Final Vesting Date." All options granted under this Section 7 shall expire on the date which is five years from the date of grant.

     (e) The Committee shall adopt such provisions, in its sole discretion, as to the time, any limitations or restrictions and the manner of the exercise or vesting of Nonstatutory Stock Options granted under this Section 7 in respect of the matters set forth under the provisions of Subsections 6(d), (j) and (k) hereof.

8.  TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each Stock Bonus or restricted stock purchase agreement related to a Stock Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each Stock Bonus or restricted stock purchase agreement shall include (through incorporation of provisions herein by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

          (a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Committee may determine that eligible participants in the Plan may be granted a Stock Award pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company for its benefit.

          (b) Transferability. Except as otherwise provided elsewhere in the Plan, no rights under a Stock Bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The person to whom the Stock Award is granted, may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of such person, shall thereafter be entitled to exercise the rights held by such person under the Stock Bonus or restricted stock purchase agreement.

          (c) Consideration. The purchase price of stock acquired pursuant to a Stock Award in the form of a stock purchase agreement shall be paid either:
     (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion; including delivery of a promissory note of the Optionee to the Company on terms determined by the Committee. Notwithstanding the foregoing, the Committee may grant a Stock Award pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

          (d) Vesting. Shares of Company Common Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

          (e) Termination of Employment or Relationship as a Consultant. In the event a Participant's Continuous Status as an Employee or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Company Common Stock held by that person which have not vested as of the date of termination under the terms of the Stock Bonus or restricted stock purchase agreement between the Company and such person.

9.  STOCK APPRECIATION RIGHTS.

     (a) The Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Consultants to the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the Fair Market Value per share of a designated amount of Company Common Stock.

     (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (i) Tandem Stock Appreciation Rights. Tandem Rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of Company Common Stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (A) the Fair Market Value (on the date of Option surrender) of vested shares of Company Common Stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares.

          (ii) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Company Common Stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to such portion as shall be determined by the Board or the Committee at the time of grant of the excess of (A) the aggregate Fair Market Value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (B) the aggregate exercise price paid for those shares.

          (iii) Independent Stock Appreciation Rights. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of
     (A) the aggregate Fair Market Value (at date of exercise) of a number of shares of Company Common Stock equal to the number of vested share equivalents exercised at such time (as described in subsection 8(c)(iii)) hereof over (B) the aggregate Fair Market Value of such number of shares of Company Common Stock at the date of grant.

     (c) The terms and conditions applicable to each Tandem Right, Concurrent Right and Independent Right shall be as follows:

          (i) TANDEM RIGHTS:

             A. Tandem Rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code.

             B. The appreciation distribution payable on the exercised Tandem Right shall be in cash in an amount equal to the excess of (i) the Fair Market Value (on the date of the Option surrender) of the number of shares of Company Common Stock covered by that portion of the surrendered Option in which the Optionee is vested over (ii) the aggregate exercise price payable for such vested shares.

          (ii) CONCURRENT RIGHTS:

             A. Concurrent Rights may be tied to any or all of the shares of Company Common Stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular option grant to which it pertains.

             B. A Concurrent Right shall be automatically exercised at the same time as the underlying Option is exercised with respect to the particular shares of Company Common Stock to which the Concurrent Right pertains.

             C. The appreciation distribution payable on an exercised Concurrent Right shall be in cash in an amount equal to such portion as shall be determined by the Board or the Committee at the time of grant of the excess of (i) the aggregate Fair Market Value (on the date the Option is exercised) of the vested shares of Company Common Stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

          (iii) INDEPENDENT RIGHTS:

             A. Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6 hereof. They shall be denominated in share equivalents.

             B. The appreciation distribution payable on the exercised Independent Right shall be in cash in an amount equal to the excess of
        (I) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company Common Stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (II) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company Common Stock.

          (iv) TERMS APPLICABLE TO TANDEM RIGHTS, CONCURRENT RIGHTS AND INDEPENDENT RIGHTS:

             A. To exercise any outstanding Tandem, Concurrent or Independent Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing such right.

             B. If a Tandem, Concurrent, or Independent Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), then the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3.

             C. Except as otherwise provided in this Section 9, no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Tandem, Concurrent or Independent Rights.

10.  OTHER STOCK-BASED AWARDS.

     The Committee shall have the right to grant other Awards based upon Company Common Stock having such terms and conditions as the Committee may determine, including the grant of shares based upon certain conditions and grant of securities convertible into Company Common Stock.

11.  CANCELLATION AND RE-GRANT OF OPTIONS.

     (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of Company Common Stock, but having an exercise price per share not less than eighty five percent (85%) of the Fair Market Value (one hundred percent (100%)) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option granted to a 10% stockholder (as described in subsection 5(c) hereof, not less than one hundred ten percent (110%) of the Fair Market Value) per share of Company Common Stock on the new grant date.

     (b) Shares of Company Common Stock subject to an Option or Stock Appreciation Right canceled under this Section 11 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(c) hereof. The repricing of an Option and/or Stock Appreciation Right under this Section 11, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(c) hereof. The provisions of this subsection 11(b) shall be applicable only to the extent required by Section 162(m) of the Code.

12.  COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Company Common Stock required to satisfy such Stock Awards up to the number of shares of Company Common Stock authorized under the Plan.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Company Common Stock under the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act or any securities law of any state either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. The Company shall not be required to sell or issue any shares under any Stock Award if the issuance of such shares shall constitute a violation by the holder of the Stock Award or by the Company of any provision of any law or regulation of any governmental authority. In the event the shares of Company Common Stock issuable on exercise of Stock Award are not registered under the Securities Act, the Company may imprint upon any certificate representing shares so issued any legend which counsel for the Company considers necessary or advisable to comply with the Securities Act and with applicable state securities laws. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares.

13.  USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Company Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

14.  MISCELLANEOUS.

     (a) The Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) hereof shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Company Common Stock subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee, with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Company Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

15.  ADJUSTMENTS UPON CHANGE IN STOCK.

     In the event of any Change in Stock, the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) hereof and the maximum number of shares subject to Options and Stock Awards pursuant to subsection 5(c) hereof, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Committee, the determination of which shall be final, binding and conclusive.

16.  VESTING AND PAYMENT UPON CHANGE IN CONTROL.

     (a) After a merger of one or more corporations with or into the Company or after a consolidation of the Company and one or more corporations in which the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive in lieu of the shares of Company Common Stock as to which such Option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Company Common Stock) to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Company Common Stock equal to the number of shares for which such Option shall be so exercised. (b) Upon and following the occurrence of a Change of Control, the time for exercise of each unvested installment of any then outstanding Option or Stock Appreciation Right shall be accelerated, so that:

          (i) immediately upon such Change of Control, if the holder or optionee is then an employee or consultant of the Company, twenty-five percent (25%) of any such unvested installment shall be exercisable;

          (ii) on the date that is nine months after such Change in Control, if the holder or optionee is then an employee or consultant of the Company, one third (33 1/3%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of this Section 16 shall become exercisable;

          (iii) on the date that is eighteen months after such Change in Control, if the holder or optionee is then an employee or consultant of the Company, fifty percent (50%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of this Section 16 shall become exercisable; and

          (iv) on the second anniversary of such Change in Control, if the holder or optionee is then an employee or consultant of the Company, any remaining installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of this
     Section 16 shall become exercisable.

The foregoing clauses (i) through (iv) are intended to provide for vesting that is in addition to, and not in lieu of, the vesting schedule originally provided in any Option or Stock Appreciation Right outstanding at the time of a Change in Control, and, except to the extent accelerated by such clauses, each such Option or Stock Appreciation Right shall continue to vest in accordance with its original terms.

     (c) Upon the occurrence of a Change of Control, the restrictions and conditions contained in any Stock Bonus granted to a then current Employee or Consultant or restricted stock purchase agreement related to a Stock Award to which a then current Employee or Consultant is a party shall automatically be appropriately modified so that under the terms thereof additional shares of Company Common Stock vest in a manner essentially equivalent to the additional vesting provided for in Section 16(b) for Options and Stock Appreciation Rights. The determination of the Committee as to such modifications shall be final, binding and conclusive.

     The foregoing subparagraph (c) is intended to provide for vesting that is in addition to, and not in lieu of, the vesting schedule originally provided in any Stock Bonus or restricted stock purchase agreement related to a Stock Award outstanding at the time of a Change in Control, and, except to the extent accelerated by such clauses, each such Stock Bonus or restricted stock purchase agreement related to a Stock Award shall continue to vest in accordance with its original terms.

     (d) If the Company is merged with or into or consolidated with another corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, then either in such event:

          (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of the shares of Company Common Stock as to which such Option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or common stock) to which such holder would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or disposition if, immediately prior to such event, such holder had been the holder of a number of shares of Company Common Stock equal to the number of shares as to which such Option shall be so exercised; or

          (ii) the Committee may accelerate the time for exercise of some or all unexercised and unexpired Options or Stock Appreciation Rights so that from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee such accelerated Options or Stock Appreciation Rights shall be exercisable in full.

     (e) If, within two years following a Change in Control, the employment of any Optionee who immediately prior to such Change in Control was employed by the Company as an Officer (each such Optionee being hereafter referred to as a "Designated Executive") shall be terminated by the Company other than for cause, or shall be terminated by the Designated Executive for Good Reason, then in such event all unvested Options, Stock Appreciation Rights, Stock Bonuses and other Stock Awards held by such Designated Executive at the date of such termination shall thereupon immediately become exercisable in full. For purposes of this paragraph, "Good Reason" for termination by a Designated Executive of his employment shall be deemed to have existed only if (i) within two years after a Change in Control, the Company, or any successor entity then employing the Designated Executive, shall materially diminish the responsibilities and authority of the Designated Executive or, shall materially reduce the rate of compensation of the Designated Executive (including by way of a change in the method of determining the eligibility of such Designated Executive to earn bonus or incentive compensation), in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Designated Executive shall resign from his employment by the Company or such successor entity.

     (f) If, within two years following a Change in Control, a Non-Employee Director is terminated or resigns from the Board of Directors for Good Reason, then in such event all unvested Options held by such Non-Employee Director at the date of such termination or resignation shall thereupon immediately become exercisable in full. For purposes of this paragraph, "Good Reason" for resignation by a Non-Employee Director shall be deemed to have existed only if
(i) within two years after a Change in Control, the Company, or any successor entity, shall materially diminish the responsibilities and authority of the Non-Employee Director or shall materially reduce the rate of compensation of the Non-Employee Director, in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Non-Employee Director shall resign from his position as a Director.

17.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 hereof relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3, or the listing or eligibility for quotation requirements of the Nasdaq National Market or any similar organization or of any national securities exchange upon which shares of Company Common Stock are listed or eligible for trading.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Committee at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights and obligations under any Stock Award shall not be altered or impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

18.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on March 4, 2009. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with consent of the person to whom the Stock Award was granted.

19.  LOCK-UP AGREEMENT.

     The Committee may in its discretion specify upon granting an Option that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Optionee shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Optionee will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

20.  GOVERNING LAW.

     The provisions of the Plan and all Stock Awards made hereunder shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts without regard to any applicable conflicts of law principles thereof.

                                  DETACH HERE


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      PROJECT SOFTWARE & DEVELOPMENT, INC.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

                      PROJECT SOFTWARE & DEVELOPMENT, INC.

      PROXY FOR SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 28, 2001

     The undersigned stockholder of Project Software & Development, Inc. (the "Company"), revoking all prior proxies, hereby appoints Norman E. Drapeau, Jr., Peter J. Rice and Craig Newfield, and each them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the offices of the Company, 100 Crosby Drive, Bedford, Massachusetts, on Wednesday, February 28, 2001, beginning at 10:00 A.M., local time, and at any adjournments thereof, upon matters set forth in the Notice of Special Meeting in Lieu of Annual Meeting dated January 29, 2001 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

-----------                                                          -----------
SEE REVERSE        CONTINUE AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                           ----------

PROJECT SOFTWARE &
DEVELOPMENT, INC.

c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9396















                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

The shares represented by this proxy will be voted as directed. If no direction is given with respect to the Proposals below, the shares represented by this proxy will be voted FOR as Proposals.

1. To elect two Class II Directors, each for a three-year term:

   NOMINEES:  (01) Stephen B. Sayre, (02) Alan L. Stanzler

                    FOR     WITHHELD
            FOR     [ ]       [ ]    WITHHELD      MARK HERE
            ALL                      FROM ALL     IF YOU PLAN [ ]
          NOMINEES                   NOMINEES      TO ATTEND
                                                  THE MEETING

  [ ]______________________________________        MARK HERE
     For all nominees except as noted above       FOR ADDRESS [ ]
                                                  CHANGE AND
                                                  NOTE BELOW

                                              FOR     AGAINST   ABSTAIN
2. To approve an amendment to the             [ ]       [ ]       [ ]
   Company's Articles of Organization
   changing the name of the Company to
   "MRO Software, Inc.".

3. To approve an amendment to the             [ ]       [ ]       [ ]
   Company's Amended and Resticted 1999
   Equity Incentive Plan to increase the
   number of shares issuable thereunder by an additional 2,300,000 shares.

4. To ratify the appointment by the Board of  [ ]       [ ]       [ ]
   Directors of PricewaterhouseCoopers
   L.L.P., as the Company's independent
   public accountants for the current fiscal year; and

5. To transact such further business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such, if a corporation or partnership, please sign in full corporation or partnership name by authorized person.


Signature:_________________ Date:_______ Signature: ________________ Date:______